Exhibit 10.2

SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT is made this 20th day of August, 2010 (“Effective Date”), between Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois 60446 (“NTC”) and Altana Chemie GmbH, Abelstrasse 45, 46483 Wesel, Germany (“Altana” and, together with NTC, the “Parties”).

Whereas, Altana wishes to purchase from NTC and NTC wishes to produce and sell to Altana the Products described below; and

Whereas, the Parties wish to set forth the terms and conditions on which Altana shall purchase the Products from NTC and NTC shall sell the Products to Altana;

Now, therefore, the Parties, for adequate consideration, receipt of which is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

1. Manufacture, Non-Exclusive Sale and Purchase.

A. NTC hereby agrees to manufacture the products set forth in Exhibit A in the maximum periodic quantities for each such product stated therein (hereinafter collectively referred to as “Products”) and sell them to Altana on the terms and conditions set forth in this Agreement and Altana agrees to purchase the Products from NTC on the terms and conditions set forth in this Agreement. Despite the “max per month” quantities set forth on Exhibit A, Altana may nevertheless order at least one batch in “commercial quantities” of each Product per month but not to exceed the “maximum” annual quantity per year. If Altana orders more than the maximum amount and NTC accepts the order(s), said order(s) shall nevertheless be pursuant to this Agreement unless the parties otherwise agree in writing, subject, however, to the last sentence of Section 2C hereof.

B. This is a mutually non-exclusive agreement. Altana shall be free to purchase the same and similar products from other suppliers on such terms as Altana deems appropriate or to manufacture the same or similar products itself. Similarly, NTC shall be free to manufacture the Products and sell them to other purchasers on such terms as NTC deems appropriate.

C. NTC shall not make any change to the Products manufactured for and sold to Altana, including any change in the raw materials used in the Products (or source of such materials), intermediates, composition, formulas, processing techniques, specifications, packaging or delivery form without the prior written agreement of Altana.

D. Both Parties will work towards development of economically viable products, including X dispersions, with best efforts on an as needed basis.

2. Orders, Lead Time.

A. For all Products listed in Exhibit A other than LP-X-X, Nanobyk X and Nanobyk X, Altana agrees to place purchase orders with a minimum lead time of X (X) days prior to requested delivery and in accordance with terms outlined below (“Purchase Orders”). For Product LP-X-X, Altana agrees to place Purchase Orders with a minimum lead time of X (X) days. For Products Nanobyk X and Nanobyk X, Purchase Orders shall provide for a minimum lead time of X (X) days. Any days on which NTC schedules its periodic plant closings will be excluded from computation of the preceding applicable lead time period. NTC will provide Altana with at least X days advance notice of the dates and durations of such closings.

XX        CONFIDENTIAL TREATMENT REQUESTED—This confidential portion has been omitted from this document and filed separately with the Commission.

B. Altana agrees to provide NTC with a non-binding rolling forecast on or about the 1st business day of every month for Altana’s expected Purchase Orders for each month during the next X months.

C. If NTC is unable to ship the Products specified in Purchase Orders, as Altana requests in accordance with the applicable lead time to enable on time delivery, NTC shall notify Altana and NTC shall use its commercially reasonable best efforts to ship as soon as practical. Similarly, if Altana requests a delivery with less than the applicable lead time, or for over X% more Product than forecast for that time period (hereinafter referred to, in either case, as a “Special Delivery”), NTC shall nevertheless use its best efforts to comply with such request but may charge Altana any additional reasonable out-of-pocket costs it incurs in providing the Special Delivery. If despite NTC’s best efforts, it fails to comply with the accelerated time or additional quantity of Product requested in a Special Delivery, such failure shall not constitute a breach of NTC’s obligations under this Agreement.

D. This Agreement supersedes any terms and conditions contained in Altana’s order forms and NTC’s order confirmation forms and all other forms sent by one Party to the other pertaining to the purchase and sale of the Products. Nothing in this Agreement shall be construed as prohibiting NTC from rejecting individual Purchase Orders that NTC in good faith determines do not comply with the material provisions of Sections 1A, 2, 3 or 4 of this Agreement. In the event of such rejection, NTC will promptly notify Altana in detail and in writing of the reasons for the rejection. Final determination as to whether the Purchase Order was or was not in compliance with the material provisions of such Sections shall be resolved pursuant to Section 12.

3. Packaging and Shipment.

A. NTC shall package the Products in accordance with Exhibit E. Altana shall provide NTC all materials necessary for packaging the Products Altana orders at Altana’s cost. Upon receipt of Altana’s order, NTC shall promptly advise Altana if such materials on hand are not sufficient to permit such packaging. NTC shall advise Altana as to the inventory of Altana packaging materials on hand from time to time, promptly upon request. Any delay in delivery by NTC by reason of a shortage of such materials shall extend the lead time for delivery by an equal number of days. NTC shall not use the Altana packaging materials for any purpose other than packaging of Products ordered by Altana and shall take commercially reasonable steps to safeguard such materials. Upon termination of this Agreement, Altana may either pick up any materials remaining at X’s cost or direct NTC to destroy said materials at X’s cost. This provision shall not give NTC any implied right to use any Altana logo or trademark other than for such purpose stated in this Section 3A.

B. The Products will be shipped F.O.B. NTC’s manufacturing facility, freight prepaid, to locations specified by Altana. All freight costs shall be borne by Altana. NTC shall prepare shipments in accordance with Altana’s shipping instructions and in compliance with applicable laws and regulations. Any delay in delivery by NTC by reason of a shortage of materials to comply with shipping instructions (e.g., labels, stickers) shall extend the lead time for delivery by an equal number of days. Altana shall give NTC shipping instructions on the Purchase Orders for the Products ordered.

4. Price and Payment Terms.

A. Altana shall pay NTC for the Products the prices set forth in Exhibit B (as adjusted in accordance with the procedures set forth in that Exhibit), subject to the discount set forth in Section 4B.

B. NTC shall grant Altana a X% discount on the amount otherwise payable by Altana for Products purchased pursuant to Section 4A until the earlier of: (i) the cumulative dollar amount of such discounts total $350,000, or (ii) five years from the Effective Date of this Agreement. If NTC breaches this Agreement based on failing to ship Products specified in Altana’s Purchase Orders accepted by NTC (for reasons other than Force Majeure, as defined in Section 13K), Altana’s sole remedies shall

XX        CONFIDENTIAL TREATMENT REQUESTED—This confidential portion has been omitted from this document and filed separately with the Commission.

be claims for: (i) recovery of any portion of the $350,000 discount not yet enjoyed by Altana, if Altana terminates this Agreement; and (ii) only those damages permitted on Exhibit F, regardless of whether Altana terminates this Agreement.

C. NTC shall invoice Altana hereunder not less frequently than monthly for shipments from NTC’s facility during the previous calendar month. Payment by Altana for all invoices shall be net X (X) days from date of invoice.

5. Quality Control.

Concurrent with the shipment of each Product, NTC will provide Altana with (a) a sample of each Product and (b) a certificate of analysis in the form attached hereto as Exhibit C. Altana shall have X (X) business days after receipt in which to approve or reject such sample. If Altana approves the sample, Altana shall accept the batch so long as it conforms to the sample. If Altana rejects the shipment, it shall at the same time set forth in detail and in writing the reasons for such rejection. NTC shall retain samples of each batch for a period of X X from the date of completion of production and keep records of all lot numbers of the raw materials, intermediates and finished Products, production dates, analyses and test results for each completed batch until the termination of this Agreement, at which time, upon Altana’s request, NTC shall transfer such records to Altana.

6. Intellectual Property – Exhaustion.

NTC hereby confirms that, upon sale of the Products to Altana, NTC has no right to control or influence the use by Altana (or any person buying or otherwise acquiring the Products from Altana) of the Products or to demand payment beyond the purchase price payable by Altana for said Products, whether by reason of patents, intellectual property rights or otherwise.

7. REACH.

NTC hereby certifies that all metal oxides used in the Products have been pre-registered and that NTC intends to pursue full registration within the time provided under REACH regulations. NTC also certifies that all ingredients in all the Products either have been pre-registered by their respective suppliers or are exempt from REACH due to the small quantities involved. During the Term of this Agreement, if any ingredient, not manufactured by NTC, in any of the Products is removed from the REACH registration process, Altana and NTC will agree on a suitable substitute for that ingredient which complies with REACH or can be included in a process to achieve compliance. Upon Altana’s request, NTC will provide Altana with NTC’s non-proprietary documentation for any of the Products reflecting compliance with REACH.

8. Required Insurance.

A. NTC shall, without limiting or expanding its obligations or liabilities herein, procure and maintain, at its own expense, during the Term of this Agreement, comprehensive general liability insurance in primary or umbrella forms, with combined annual aggregate limits of at least $X, issued by one or more insurance companies rated at least “A” by A.M. Best Company.

B. NTC shall submit to Altana, to the attention of “General Counsel”, certificates of insurance evidencing that the insurance required above is in full force and effect as primary or umbrella forms of insurance. All certificates of insurance for NTC shall include as additional insureds thereon Altana, and the following companies unless Altana otherwise notifies NTC in writing:

BYK-Chemie GmbH	BYK Cera B.V.	BYK USA Inc.
BYK Tongling Co. Ltd.	BYK Japan KK	BYK Solutions Co. Ltd.
BYK Asia Pacific Pte. Ltd.	BYK Solutions Co. Ltd.	ELANTAS Deatech Sri
ELANTAS PDG Inc.	ELANTAS Beck GmbH	ELANTAS Beck Indiea Ltd.
ACTEGA Rhenania GmbH	ACTEGA Terra GmbH	ACTEGA Kelstar Inc.

XX        CONFIDENTIAL TREATMENT REQUESTED—This confidential portion has been omitted from this document and filed separately with the Commission.

Any such notification shall be effective on the next X for the period X and X. The companies so set forth or notified shall remain as additional insureds until Altana otherwise notifies NTC in accordance with this procedure. All certificates shall also include a clause obligating the insurer to give Altana not less than X (X) days prior written notice of any cancellation of, or intent not to renew, such coverage. NTC covenants that continuous coverage will be maintained, or an extended discovery period will be exercised, for a period of X (X) X beginning from the end of the Term.

C. Nothing contained in this Section shall be construed as limiting or expanding NTC’s liability to Altana or any third party as provided under Sections 4B, 9C or 10A of this Agreement.

9. Representations and Warranties.

A. Each Party represents and warrants to the other that it has taken all necessary actions on its part to authorize the execution, delivery and performance of its obligations undertaken in this Agreement and that this Agreement has been duly executed and delivered by and on its behalf and constitutes legal, valid and binding obligations enforceable against it in accordance with its terms.

B. NTC represents and warrants to Altana as follows:

(i) All Products meet the specifications set forth in Exhibit D.

(ii) All Products shall be shipped by NTC free of any liens and encumbrances.

(iii) It complies at all times with all applicable federal, state and local laws and regulations, including all manufacturing, operating and disposal and discharge permits required for the production of or in connection with the Products.

(iv) Except for the express warranties set forth above in Sections 9A, 9B(i), 9B(ii) and 9B(iii), NTC makes no express or implied warranties in this Agreement or otherwise. To the fullest extent permitted by law, NTC disclaims all other warranties, whether written, express or implied, including all warranties of merchantability and fitness for any particular purpose.

C. Altana’s sole remedies for any defects, errors or omissions in or breach of any representation or warranty of NTC in above Section 9B(i) are: (i) prompt replacement of the non-conforming Products with Products that satisfy the specifications set forth in Exhibit D; (ii) those remedies, subject to the cap indicated, permitted on Exhibit F; and (iii) indemnification pursuant to Section 10A. In no event shall NTC be liable to Altana for any of the following damages resulting from NTC’s breach of any of the foregoing representations: lost profit, income, revenue or capital; loss of use, time or facilities; inconvenience; or any other incidental, special or consequential loss or damage.

10. Indemnity.

A. NTC shall defend, indemnify and hold Altana and its officers, directors, employees, subcontractors and agents harmless against and from all damages and claims for damages, suits, causes of action, proceedings, orders, injuries (including wrongful death) to persons and damages to property of Altana and others, liabilities, losses, fines, penalties, recoveries, judgments, executions or costs (including environmental investigation, remediation, clean-up, response and/or settlement and other similar costs) which arise out of, are caused by, or are incident to any breach of this Agreement or negligent or otherwise wrongful act, omission or conduct of NTC, its agents, employees or subcontractors, or any failure of a Product to meet the specifications set forth in Exhibit D, except to the extent caused by:

XX        CONFIDENTIAL TREATMENT REQUESTED—This confidential portion has been omitted from this document and filed separately with the Commission.

(i) any such failure of a Product actually known by Altana but nevertheless used by Altana;

(ii) any breach of any representation, warranty or covenant made by Altana under this Agreement; and/or

(iii) any negligent or wrongful act, or other failure by Altana or any of its subcontractors, agents or employees to comply with any law, ordinance or regulation in connection with the sale or use of the Products.

B. Altana shall defend, indemnify and hold NTC and its officers, directors, employees, subcontractors and agents harmless against and from all damages and claims for damages, suits, causes of action, proceedings, orders, injuries (including wrongful death) to persons and damages to property of NTC and others, liabilities, losses, fines, penalties, recoveries, judgments, executions or costs (including environmental investigation, remediation, clean-up, response and/or settlement and other similar costs) which arise out of, are caused by, or are incident to any breach of this Agreement or any negligent or otherwise wrongful act, omission or conduct of Altana, its agents, employees or subcontractors, except to the extent caused by:

(i) any failure of a Product to meet the specifications in Exhibit D;

(ii) any breach of any representation, warranty or covenant made by NTC under this Agreement; and/or

(iii) any negligent or wrongful act, or other failure by NTC or any of its subcontractors, agents or employees to comply with any law, ordinance or regulation in connection with NTC’s performance of this Agreement.

11. Term and Termination.

A. Initial and Renewal Term. This Agreement shall have an initial term (the “Initial Term”) of five (5) years after the Effective Date. Thereafter, this Agreement shall automatically renew for successive one (1) year periods (each a “Renewal Period”) until either Party terminates the Agreement by giving the other Party three (3) months’ written notice before the expiration of the Term. The “Term,” as used in this Agreement, shall include the Initial Term and any Renewal Period.

B. Default. Upon default by either Party of any material provision of this Agreement, the non-defaulting Party may advise the defaulting Party that it must cure said default within thirty (30) days. Failing such cure, the non-defaulting Party may, without waiving any right of breach of contract, terminate this Agreement immediately upon its written notice.

12. Dispute Resolution.

A. Arbitration. Any dispute with respect to this Agreement or the Products sold or to be sold pursuant hereto, including the question of whether or not this provision applies to such dispute (collectively, the “Dispute”), shall be decided by arbitration in accordance with the rules of the American Arbitration Association (“AAA”) for International Arbitration in effect at the time the Dispute is submitted. To the extent such rules are inconsistent with this provision, this provision shall control.

(i) All Disputes submitted to arbitration shall be decided by a single neutral arbitrator, selected by the Parties.

XX        CONFIDENTIAL TREATMENT REQUESTED—This confidential portion has been omitted from this document and filed separately with the Commission.

(ii) If the Parties are not able to select the arbitrator within ten (10) business days after submission of the Dispute to arbitration, then either Party may submit the selection to the AAA, which shall select the arbitrator pursuant to the procedures under the applicable AAA rules.

(iii) The arbitrator shall be an attorney licensed in the U.S. with not less than twelve (12) years of experience in litigation and supply contracts in the chemical industry.

B. Place and Applicable Law. The arbitration shall be held in New York, New York. The arbitrator shall apply the substantive law of the State of Illinois, provided that the enforcement of these arbitration provisions shall be governed by the Federal Arbitration Act.

C. Supplemental Means. Neither Party shall have the right independently to seek recourse from a court of law or other authorities in lieu of arbitration, but each Party has the right before or during the arbitration to seek and obtain from the appropriate court provisional remedies to avoid irreparable harm, maintain the status quo or preserve the subject matter of the arbitration. There shall be a stenographic record of the arbitration proceedings. Such proceedings will be conducted in the English language. The decision of the arbitrator shall be final and binding upon both Parties. The arbitrator shall render a written opinion setting forth the findings of fact and conclusions of law.

D. Expenses. The expenses of the arbitration shall be borne by the Parties in proportion as to which the arbitrator finds that each Party prevails or is defeated in arbitration. These expenses shall include the fees and costs of the AAA and the arbitrator, and the reasonable attorneys’ fees and expert witness costs of the prevailing party.

13. Miscellaneous.

A. Assignment. Neither this Agreement, nor the rights and obligations created hereunder, may be assigned without prior written consent of the non-assigning Party, which consent shall not be unreasonably withheld. The foregoing to the contrary notwithstanding, Altana may assign its rights and obligations hereunder, in whole or in part, to its parent company and subsidiary and affiliated companies, provided, however, that Altana shall be responsible for their compliance with the terms hereof.

B. Applicable Law. This Agreement shall be governed by and interpreted under the laws of the State of Illinois, without giving effect to the choice of laws principles.

C. Entire Agreement. This Agreement (including all exhibits hereto), and the Parties’ Settlement and Termination Agreement entered into concurrently with this Agreement, constitute the entire understanding between the Parties and supersede all previous understandings, agreements, communications and representations, whether written or oral, between the Parties except for the Stock Purchase and Registration Rights Agreements dated March 23, 2004 and for the Agreement of July 7, 2008 (except for Sections 5, 6 and 9 thereof). For the sake of clarity, the Parties agree that this reference to the Stock Purchase and Registration. Rights Agreements is not intended to, and does not: (i) toll or extend any statute of limitations applicable to claims arising under either of those agreements; or (ii) preserve, maintain or revive the Parties’ Joint Development Agreement dated March 23, 2004.

D. Modifications. No modifications of this Agreement or waiver of any of its terms will be effective unless made in writing signed by the Party against whom it is sought to be enforced. Failure by either Party to require the other Party’s performance of any terms of this Agreement, or waiver by either Party of any breach of this Agreement by the other Party, shall not prevent subsequent enforcement of such term or be deemed a waiver of any subsequent breach thereof.

E. No Agency. No agency or partnership relationship shall be created between the Parties by this Agreement. Neither Party has the right to supervise or direct the employees of the other.

XX        CONFIDENTIAL TREATMENT REQUESTED—This confidential portion has been omitted from this document and filed separately with the Commission.

F. Counterparts. For the convenience of Altana and NTC, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original for all purposes, but all of which shall constitute one and the same instrument.

G. Interpretation. When used herein, the term “including” shall mean “including, without limitation.” Headings are solely for the convenience of the Parties and do not limit or otherwise bear on the interpretation of this Agreement.

H. Notice. Notice shall be effective upon mailing (or placement with a recognized overnight delivery service), if correctly addressed with sufficient postage to the addressee at the address set forth above.

I. Partial Invalidity. Each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law. The unenforceability of any provision of this Agreement shall not affect the enforceability of any other provision. If a provision is unenforceable, the Parties shall agree upon a substitute provision having legal and commercial effects as similar as legally permitted to the unenforceable provision.

J. Survival. The termination or expiration of this Agreement shall not affect either Party’s rights or obligations under Sections 3A, 6, 7, 8, 9, 10 or 12 of this Agreement.

K. Force Majeure. Neither Party shall be liable to the other for any failure or delay in performing its obligations under this Agreement that results from war, terrorism, riots or other civil disorder, fire, flood, acts of God, embargoes or other causes beyond the control of the Parties which render it commercially infeasible for either Party to comply with the terms of this Agreement.

IN WITNESS WHEREOF, the Parties have caused the due execution of this Supply Agreement.

ALTANA CHEMIE GmbH		NANOPHASE TECHNOLOGIES CORPORATION

By:	/s/ Matthias Wolfgruber	By:	/s/ Jess Jankowski

Name:	Matthias Wolfgruber	Name:	Jess Jankowski

Title:	CEO	Title:	President & CEO

By:	/s/ Volker Mansfeld

Name:	Volker Mansfeld

Title:	General Counsel

XX        CONFIDENTIAL TREATMENT REQUESTED—This confidential portion has been omitted from this document and filed separately with the Commission.

EXHIBIT A

Product	Max 2nd Half 2010	Max 2011	per mth	Max 2012	per mth	Max 2013	per mth	Max 2014	per mth	Max 2015	per mth
1. LP-XX	X	X	X	X	X	X	X	X	X	X	X
2. LP-XX	X	X	X	X	X	X	X	X	X	X	X
3. LP-XX	X	X	X	X	X	X	X	X	X	X	X
4. LP-XX	X	X	X	X	X	X	X	X	X	X	X
5. LP-XX	X	X	X	X	X	X	X	X	X	X	X
6. LP-XX	X	X	X	X	X	X	X	X	X	X	X
7. LP-XX	X	X	X	X	X	X	X	X	X	X	X
8. LP-XX	X	X	X	X	X	X	X	X	X	X	X
9. LP-XX	X	X	X	X	X	X	X	X	X	X	X
10. Nanobyk X	X	X	X	X	X	X	X	X	X	X	X
11. Nanobyk X	X	X	X	X	X	X	X	X	X	X	X
12. Nanobyk X	X	X	X	X	X	X	X	X	X	X	X
13. Nanobyk X	X	X	X	X	X	X	X	X	X	X	X
14. Nanobyk X	X	X	X	X	X	X	X	X	X	X	X
15. Nanobyk X	X	X	X	X	X	X	X	X	X	X	X
16. Nanobyk X	X	X	X	X	X	X	X	X	X	X	X
17. Nanobyk X	X	X	X	X	X	X	X	X	X	X	X
18. Nanobyk X	X	X	X	X	X	X	X	X	X	X	X
19. Nanobyk X	X	X	X	X	X	X	X	X	X	X	X

All quantities are in kilograms.

XX        CONFIDENTIAL TREATMENT REQUESTED—This confidential portion has been omitted from this document and filed separately with the Commission.

EXHIBIT B

Pricing Matrix - July 1, 2010						Minimum Order Size and Incremental Order Quantities		X Quantities	Minimum Order Size and Incremental Order Quantities			Commercial Quantities
BYK Product Name	NTC Product Name	Nano-Oxide	Wt%		Medium	X kg Pails	kgs	Pricing (per kg)	X kg Drums	X kg Totes	kgs	Pricing (Per kg)
LP-XX	NanoTek X	NanoTek X	X	%	X	X	X	X	X	X	X	X
LP-XX	NanoDur X	NanoDur X	X	%	X	X	X	X	X	X	X	X
LP-XX	NanoTek X	NanoTek X	X	%	X	X	X	X	X	X	X	X
LP-XX	NanoTek X	NanoTek X	X	%	X	X	X	X	X	X	X	X
LP-XX	NanoArc X	NanoArc X	X	%	X	X	X	X	X	X	X	X
LP-XX	NanoArc X	NanoArc X	X	%	X	X	X	X	X	X	X	X
LP-XX	NanoArc X	NanoArc X	X	%	X	X	X	X	X	X	X	X
LP-XX	NanoTek X	NanoTek X	X	%	X	X	X	X	X	X	X	X
LP-XX	NanoArc X	NanoArc X	X	%	X	X	X	X	X	X	X	X
NANOBYK X	NanoDur X	NanoDur X	X	%	X	X	X		X	X	X	X
NANOBYK X	NanoDur X	NanoDur X	X	%	X	X	X	X	X	X	X	X
NANOBYK X	NanoDur X	NanoDur X	X	%	X	X	X		X	X	X	X
NANOBYK X	NanoArc X	NanoArc X	X	%	X	X	X		X	X	X	X
NANOBYK X	NanoArc X	NanoArc X	X	%	X	X	X	X	X	X	X	X
NANOBYK X	NanoArc X	NanoArc X	X	%	X	X	X	X	X	X	X	X
NANOBYK X	NanoTek X	NanoTek X	X	%	X	X	X		X	X	X	X
NANOBYK X	NanoTek X	NanoTek X	X	%	X	X	X	X	X	X	X	X
NANOBYK X	NanoTek X	NanoTek X	X	%	X	X	X	X	X	X	X	X
NANOBYK X	NanoTek X	NanoTek X	X	%	X	X	X		X	X	X	X

Note: (1) Nano Tek X

RED TEXT- estimated batch sizes subject to change In the future

XX        CONFIDENTIAL TREATMENT REQUESTED—This confidential portion has been omitted from this document and filed separately with the Commission.

B-1

EXHIBIT B

1. Subject to adjustments, as provided below, the prices set forth above will X until the X of: (i) X, or (ii) the date on which the Agreement is terminated pursuant to Section 11. NTC agrees to review and adjust these prices on a quarterly basis during the Term of the Supply Agreement, with the first such price adjustment occurring on X. NTC shall adjust said prices, up or down, by the extent of increases or decreases in the costs of (a) labor, (b) metals, (c) other raw materials (such as X and X), and (d) energy. Price adjustments for NTC’s raw material costs for a particular metal will be based on the London Metal Exchange’s published monthly average price for that raw metal (the “LME Monthly Average Price”) during the second month of a given calendar quarter. Price adjustments for NTC’s labor costs will be based on the US Department of Labor, Bureau of Labor Statistics published monthly manufacturing hourly rates, excluding overtime (the “BLS Monthly Manufacturing Rates”) during the second month of a given calendar quarter. Price adjustments for NTC’s raw material costs for a particular X, X, and energy will be based on the average actual monthly costs of the particular item during the second month of a given calendar quarter. For example, in calculating any price adjustment effective X, NTC would use the LME Monthly Average Price for the relevant raw metal, the BLS Monthly Manufacturing Rates for labor costs and the actual average solvent, additives, and energy costs during the month of X. No change will be made to the sale price that NTC charges Altana for a Product unless the net increase or decrease in such NTC costs exceeds X percent (X%) for that particular Product.

2. For purposes of any subsequent price adjustment during the Term of this Agreement, the baseline for NTC’s raw metal costs will be the LME Monthly Average Price for a particular metal during the month of X; the baseline for NTC’s labor costs will be the BLS Monthly Manufacturing Rates for the month of X; and the baseline for NTC’s costs for X, X, and energy costs will be NTC’s actual average costs for such X, X, and energy costs during the month of X.

3. NTC shall provide Altana a detailed price list on or before the first day of each calendar quarter, starting with the quarter beginning X, together with (a) a detailed percent allocation of each of the four cost factors to each Product (such percent allocation to be fixed for each Product in its first price adjustment and not changed thereafter), and (b) written evidence of the cost changes for each of the four cost factors.

4. NTC will keep accurate books of account, using generally accepted accounting procedures, detailing all data necessary to calculate and audit the price adjustments described in this Article. NTC shall maintain said books and records for a period of X (X) years after the calendar quarter for which the price adjustment is made. NTC will permit its books and records, showing its costs and price adjustments of the Products to be examined by an independent auditor, mutually acceptable to Altana and NTC, at any reasonable time during regular business hours during the Term and for one (1) year thereafter. Each such examination shall be at Altana’s expense, unless a particular examination reveals an overstatement of the price of a Product of X percent (X%) for the period audited, in which case NTC shall bear the expense of such examination. The audits described in this Section 4 of Exhibit B may not be made more than once in any twelve-month period and the independent auditor shall disclose to Altana only whether NTC has complied with such price adjustment obligations as stated under this Section and, if not, to what extent. All information that NTC provides in connection with any audit under this Section 4 of Exhibit B shall be treated as confidential by Altana.

XX        CONFIDENTIAL TREATMENT REQUESTED—This confidential portion has been omitted from this document and filed separately with the Commission.

B-2

EXHIBIT C

Certificate of Analysis

Certificate of Analysis

Trade name:	NanoByk X	Product Code:	EXP XX

Product Description:	XXXX

Lot number:	0001183275 - Sample	Date:	08/01/10

TEST DESCRIPTION	METHOD	RESULTS	SPECIFICATION
Wt% Solids	XXX	X	XX
Specific Gravity	XXX	X	XX
% Transmittance at 800 run	XXX	X	X % minimum
Viscosity, Brookfield	XXX	X	X cP maximum

Material Certified By: /s/ [Illegible]
Quality Assurance
Safety Precautions: Please see the MSDS before handling the material.

NANOPHASE TECHNOLOGIES CORPORATION

319 Marquette Drive — Romeoville, Illinois 60446 — 630-771-6700 — Fax 630-771-0825 — www.nanophase.com

XX        CONFIDENTIAL TREATMENT REQUESTED—This confidential portion has been omitted from this document and filed separately with the Commission.

C-1

Certificate of Analysis

Trade name:	Product Code:

Product Description:

Lot number:	Date:

TEST DESCRIPTION	Method	RESULTS	PROPOSED TARGET SPECIFICATION:
Test 1
Test 2
Test p

Material Certified By:
Safety Precautions Please see the MSDS before handling the material.	Quality Assurance

NANOPHASE TECHNOLOGIES CORPORATION

319 Marquette Drive Romeoville, Illinois 60446 — 630-771-6700 — Fax 630-771-0825 — www.nanophase.com

XX        CONFIDENTIAL TREATMENT REQUESTED—This confidential portion has been omitted from this document and filed separately with the Commission.

C-2

EXHIBIT D

Specifications

Test	Appearance	Specific Surface Area [m2/g]	Average Particle Size [nm]	Transmission [%T]	Particle Content [wt%]	Density [g/cm3]	pH Value	X Ratio	Viscosity [cPs]	Storage Stability [months]

Test Methode	X	X	X	X				X	X

Product
1. LP-X X				X	X					X
2. LP-X X				X	X					X
3. LP-X X	X	X	X		X					X
4. LP-X X	X	X	X		X					X
5. LP-X X				X	X					X
6. LP-X X				X	X					X
7. LP-X X				X	X					X
8. LP-X X	X	X	X	X	X					X
X
9. LP-X X		X	X		X			X		X

10. Nanobyk X				X	X	X	X		X	X
11. Nanobyk X				X	X	X			X	X
12. Nanobyk X				X	X	X			X	X
13. Nanobyk X				X	X					X
14. Nanobyk X				X	X		X			X
15. Nanobyk X				X	X					X
16. Nanobyk X				X	X		X			X
17. Nanobyk X				X	X					X
18. Nanobyk X				X	X					X

19. Nanobyk X					X		X			X

XX        CONFIDENTIAL TREATMENT REQUESTED—This confidential portion has been omitted from this document and filed separately with the Commission.

D-1

EXHIBIT E

Packaging

BYK Product Name	NTC Product Name	Nano-Oxide	Nanoparticle Content	Medium	Mat#	Ident	Packaging
LP-XX	NanoTek X	NanoTek X	X	X	X	LPXX	X
					X	LPXX	X
					X	LPXX	X
					X	LPXX	X
					X	LPXX	X

LP-XX	NanoDur X	NanoDur X	X	X	X	LPXX	X
					X	LPXX	X
					X	LPXX	X

LP-XX	NanoTek X	NanoTek X	X	X	X	LPXX	X

LP-XX	NanoTek X	NanoTek X	X	X	X	LPXX	X

LP-XX	NanoArc X	NanoArc X	X	X	X	LPXX	X
					X	LPXX	X

LP-XX	NanoArc X	NanoArc X	X	X	X	LPXX	X
					X	LPXX	X
					X	LPXX	X
					X	LPXX	X

LP-XX	NanoArc X	NanoArc X	X	X	X	LPXX	X
					X	LPXX	X
					X	LPXX	X
					X	LPXX	X

LP-XX	NanoTek X	NanoTek X	X	X	X	LPXX	X

LP-XX	NanoArc X	NanoArc X	X		X	LPXX	X

BYK Product Name	NTC Product Name	Nano-Oxide	Nanoparticle Content	Medium	Mat#	Indent	Packaging
NANOBYK X	NanoDur X	NanoDur X	X	X	X	NANOX	X
					X	NANOX	X
					X	NANOX	X
					X	NANOX	X

NANOBYK X	NanoDur X	NanoDur X	X	X	X	NANOX
					X	NANOX	X
					X	NANOBYK-X	X
					X	NANOBYK-X	X
					X	NANOX	X
					X	NANOX	X

XX        CONFIDENTIAL TREATMENT REQUESTED—This confidential portion has been omitted from this document and filed separately with the Commission.

E-1

BYK Product Name	NTC Product Name	Nano-Oxide	Nanoparticle Content	Medium	Mat#	Indent	Packaging
NANOBYK X	NanoDur X	NanoDur X	X	X	X	NANOX	X
					X	NANOX	X
					X	NANOX	X
					X	NANOBYK-X	X
					X	NANOBYK-X	X
					X	NANOBYK-X

NANOBYK X	NanoArc X	NanoArc X	X	X	X	NANOX	X
					X	NANOX	X
					X	NANOX	X

NANOBYK X	NanoArc X	NanoArc X	X	X	X	NANOX	X
					X	NANOX	X
					X	NANOBYK-X
					X	NANOX

NANOBYK X	NanoArc X	NanoArc X	X	X	X	NANOX	X
					X	NANOX	X
					X	NANOX	X

NANOBYK X	NanoTek X	NanoTek X	X	X	X	NANOX	X
					X	NANOX	X
					X	NANOX	X
					X	NANOX	X

NANOBYK X	NanoTek X	NanoTek X	X	X	X	NANOX	X
					X	NANOX	X
					X	NANOX	X
					X	NANOX	X
					X	NANOX	X

NANOBYK X	NanoTek X	NanoTek X	X	X	X	NANOX	X
					X	NANOX	X
					X	NANOX	X
					X	NANOX	X
					X	NANOX	X
					X	NANOX	X

NANOBYK X	NanoTek X	NanoTek X	X	X	X	NANOX	X
					X	NANOX	X
					X	NANOX	X

XX        CONFIDENTIAL TREATMENT REQUESTED—This confidential portion has been omitted from this document and filed separately with the Commission.

E-2

EXHIBIT F

Reason For Damage	Delivery of Substitute Product	Personal Injury Claims of 3rd Parties	Proximate /Direct Damages to ALTANA	Proximate /Direct Damages to 3rd Party	Incidental and Consequential Damages to ALTANA	Incidental and Consequential Damages to 3rd Party	Loss of Profit to ALTANA	Loss of Profit to 3rd Party
Product does not meet Specifications	X	X	X	X	X	X	X	X

Negligent Non-Delivery of Product	X	X	X	X	X	X	X	X

Willful Non-Delivery of Product	X	X	X	X	X	X	X	X

NOTES:

1)

NOTE 1 – Except as provided in Sections 10A (i), 10A(ii) and 10A (iii) of the Agreement, NTC shall be liable for X arising from X claims by third parties based on Product which does not meet the Specifications.

2)	CAP 1 – A maximum of $X with respect to all such claims by Altana, throughout the term of the Agreement, ie. total and cumulative.

3)	CAP 2 – a maximum of $X with respect to all such claims by Altana, throughout the term of the Agreement, i.e. total and cumulative.

4)

NOTE 2 – Cap 1 and 2 are limitations on damages claims. They are not liquidated damages. In case of each breach, Altana must prove that NTC’s negligent or willful non-delivery of Product has proximately caused Altana the damages it claimed. Altana need not terminate the Agreement in order to make any such damages claim. The maximum recoverable by Altana under both Caps is $X (not $X).

XX        CONFIDENTIAL TREATMENT REQUESTED—This confidential portion has been omitted from this document and filed separately with the Commission.

F-1